Exhibit 99.2

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT, dated as of May 15, 2002 (the "Agreement"), is entered into by and among TDT Development, Inc., a Nevada
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corporation (the "Company"), Stanford Venture Capital Holdings, Inc., a Delaware
                  -------
corporation (the "Purchaser"),  Pietro Bortolatti, an individual resident of the
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State of Florida (the "Company Insider"),  Stronghold Technologies,  Inc., a New
                       ---------------
Jersey  corporation  ("Stronghold"),  and  Christopher  J. Carey,  an individual
                       ----------
resident of the State of New Jersey (the "Stronghold Insider").
                                          ------------------

                              W I T N E S S E T H:

     WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange
                 -------------
Commission (the "Commission")  under the Securities Act of 1933, as amended (the
                 ----------
"Securities Act"), and/or Section 4(2) of the Securities Act; and
 --------------

     WHEREAS, upon the terms and conditions of this Agreement, the Purchaser wishes to purchase, and the Company wishes to issue and sell, for an aggregate purchase price of $3,000,000, (i) shares of the Company's Series A $1.50 Convertible Preferred Stock, $0.0001 par value per share (the "Series A
                                                                        --------
Preferred  Stock"),  the terms of which are as set forth in the  Certificate  of
-----------------
Designation of Series A $1.50 Convertible Preferred Stock attached hereto as Exhibit A (the "Series A Certificate of Designation"), and (ii) warrants (the
                -------------------------------------
"Warrants") to purchase shares of the Company's common stock,  $.0001 par  value
 --------
per share (the "Common Stock"), which  Warrants will be in the form  attached
                ------------
hereto as Exhibit B; and

     WHEREAS,the Series A Preferred Stock shall be convertible into shares of Common Stock pursuant to the terms set forth in the Series A Certificate of Designation, and the Warrants may be exercised for the purchase of Common Stock, pursuant to the terms set forth therein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.       AGREEMENT TO PURCHASE; PURCHASE PRICE

              (a) PURCHASE OF PREFERRED STOCK AND THE WARRANTS. Subject to the terms and conditions in this Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, (i) such number of shares of Series A Preferred Stock as shall equal 20% of the Company's total issued and outstanding Common Stock on the Final Closing Date (as defined below) assuming conversion of the Series A Preferred Stock, but excluding the Excluded Shares (as defined below), and (ii) such number of Warrants as shall equal the number of shares of Series A Preferred Stock purchased pursuant to the terms hereof, for an aggregate purchase price of $3,000,000 which shall be payable on the closing dates set forth in the Table of Closing Dates (as shown below) in immediately available funds. For purposes of this Agreement, the term "Excluded Shares" shall mean
                                                    ----------------
(i)1,000,000 shares of Common Stock held in escrow pursuant to the Merger Agreement (as defined below); (ii) shares issuable to the Stronghold Insider upon conversion of a portion of the Insider Debt (as defined below); and (iii) shares of Common Stock sold in private placements at a purchase price equal to or greater than $1.50 per share, as adjusted to account for stock dividends, stock splits, subdivisions, reclassifications or combinations.

              (b) CLOSINGS. The Series A Preferred Stock and the Warrants to be purchased by the Purchaser hereunder, in the number set forth opposite each of the Closing Dates (as defined below) in the Table of Closing Dates shown below and in definitive form, and in such denominations and such names (provided any name other than the Purchaser shall be an affiliate of Purchaser or senior management of an affiliate of Purchaser) as the Purchaser or its representative, if any, may request the Company upon at least three business days' prior notice of any closing, shall be delivered by or on behalf of the Company for the account of the Purchaser, against payment by the Purchaser of the aggregate purchase price by wire transfer to an account of the Company, by 5:00 PM, New York time on each of the four Closing Dates as set forth below in the Table of Closing Dates, the first of such Closing Dates being referred to herein as the "First Closing Date" and any such closing date being referred to herein as a "Closing Date."

              (c)    TABLE OF CLOSING DATES.

----------------------------------------------------------------------------------------------------------------------
                                                                                          WARRANT TO PURCHASE THE
CLOSING DATE                    PURCHASE PRICE              NUMBER OF SHARES OF SERIES    THE NUMBER OF
                                                            A PREFERRED STOCK             SHARES OF COMMON
                                                            TRANSFERRED                   STOCK TRANSFERRED
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Upon the First Closing Date     Seven Hundred Fifty         500,000                       500,000
                                Thousand United States
                                Dollars ($750,000)
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July 3, 2002 (the "Second       Seven Hundred Fifty         500,000                       500,000
Closing Date")                  Thousand United States
                                Dollars ($750,000)
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July 11, 2002 (the "Third       Seven Hundred Fifty         500,000                       500,000
Closing Date")                  Thousand United States
                                Dollars ($750,000)
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July 19, 2002 (the "Final       Seven Hundred Fifty         Such number of shares as      Such number of Warrants as
Closing Date")                  Thousand United States      shall in the aggregate with   shall equal the number of
                                Dollars ($750,000)          the shares received at the    shares of Series A
                                                            previous closings equal 20%   Preferred Stock purchased
                                                            of the Company's total        on the Final Closing Date.
                                                            issued and outstanding
                                                            Common Stock on the Final
                                                            Closing Date assuming
                                                            conversion of the Series A
                                                            Preferred Stock but
                                                            excluding the Excluded
                                                            Shares.
----------------------------------------------------------------------------------------------------------------------

     2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER;
        ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

     The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

              (a) QUALIFIED INVESTOR. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions described in this Agreement and the related documents, (iii) able to afford the entire loss of its investment in the Series A Preferred Stock and the Warrants, and (iv) an "Accredited Investor" as defined in Rule 501(a) of Regulation D and knows of no reason to anticipate any material change in its financial condition for the foreseeable future.

              (b) RESTRICTED SECURITIES. All subsequent offers and sales by the Purchaser of the Series A Preferred Stock and the Warrants and the Common Stock issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

              (c) RELIANCE ON REPRESENTATIONS. The Purchaser understands that the Series A Preferred Stock and the Warrants are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truthfulness and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its covenants and agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Series A Preferred Stock and the Warrants.

              (d) ACCESS TO INFORMATION. The Purchaser (i) has been provided with sufficient information with respect to the business of the Company for the Purchaser to determine the suitability of making an investment in the Company and such documents relating to the Company as the Purchaser has requested and the Purchaser has carefully reviewed the same, (ii) has been provided with such additional information with respect to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested, and (iii) has had access to management of the Company and the opportunity to discuss the information provided by management of the Company and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

              (e) LEGALITY. The Purchaser has the requisite corporate power and authority to enter into this Agreement.

              (f) AUTHORIZATION. This Agreement and any related agreements, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser, and such agreements, when executed and delivered by each of the Purchaser and the Company will each be a valid and binding agreement of the Purchaser, enforceable in accordance with their respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors rights generally and to general principles of equity.

              (g) ADEQUATE RESOURCES. The Purchaser, or an affiliate of the Purchaser, has sufficient liquid assets to deliver the aggregate purchase price on each of the Closing Dates as specified in the Table of Closing Dates.

              (h) INVESTMENT. The Purchaser is acquiring the Series A Preferred Stock and the Warrants for investment for the Purchaser's own account, not as a nominee or agent, and not with the view to, for resale in connection with, any distribution thereof, nor with any present intention of distributing or selling such Series A Preferred Stock or Warrants. The Purchaser is aware of the limits on resale imposed by virtue of the transaction contemplated by this Agreement and is aware that the Series A Preferred Stock and the Warrants will bear restricted legends.

              (i) LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Knowledge of the Purchaser (as defined herein), currently threatened against the Purchaser that questions the validity of the Primary Documents (as defined below) or the right of Purchaser to enter into any such agreements or to consummate the transactions contemplated hereby and thereby, nor does Purchaser have any Knowledge that there is any basis for the foregoing. All references to the "Knowledge of Purchaser" means the actual knowledge of Purchaser or the knowledge the Purchaser could reasonably be expected to have each after reasonable investigation and due diligence.

              (j) BROKER'S FEES AND COMMISSIONS. Neither the Purchaser nor any of its officers, partners, employees or agents has employed any investment banker, broker, or finder in connection with the transactions contemplated by the Primary Documents.

     3. REPRESENTATIONS OF THE COMPANY AND THE COMPANY
        INSIDER

     The Company and the  Company  Insider,  jointly  and  severally,  represent
and  warrant  to,  and  covenant  and  agree  with,  the  Purchaser   that:

              (a) ORGANIZATION. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted after the Merger (as defined below). The Company has no other interest in any other entities, except for those subsidiaries listed on Schedule 3(a) attached hereto. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state set forth following the name of such subsidiary on Schedule 3(a). Each of the Company and its subsidiaries is duly qualified as a foreign corporation and in good standing in all jurisdictions in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. The minute books and stock record books and other similar records of the Company have been provided or made available to the Purchaser or its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Such minute books contain true and complete records of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the board of directors of the Company from the date of organization through the date hereof. The Company has, prior to the execution of this Agreement, delivered to the Purchaser true and complete copies of the Company's Certificate of Incorporation, and Bylaws, each as amended through the date hereof. The Company is not in violation of any provisions of its Certificate of Incorporation or Bylaws.

              (b) CAPITALIZATION. On the date hereof, the authorized capital of the Company consists of: (i) 50,000,000 shares of Common Stock, of which 3,000,000 shares are issued and outstanding, and (ii) 5,000,000 shares of preferred stock, of which 2,017,200 shall be designated as the Series A Preferred Stock pursuant to this Agreement. Schedule 3(b) attached hereto sets forth a complete list of all holders of options, warrants, notes, or any other rights or instruments which would entitle the holder thereof to acquire shares of the Common Stock or other equity interests in the Company upon conversion or exercise, setting forth for each such holder the type of security, number of equity shares covered thereunder, the exercise or conversion price thereof, the vesting schedule thereof (if any), and the issuance date and expiration date thereof. Other than as disclosed in Schedule 3(b) attached hereto, there are no outstanding rights, agreements, arrangements or understandings to which the Company is a party (written or oral) which would obligate the Company to issue any equity interest, option, warrant, convertible note, or other types of securities or to register any shares in a registration statement filed with the Commission. Other than disclosed in Schedule 3(b) attached hereto, to the Knowledge of the Company (as defined hereinafter), there is no agreement, arrangement or understanding between or among any entities or individuals which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to any voting shares of the Company, including without limitation any voting trust agreement or proxy. All references to the "Knowledge of the Company" in this Agreement shall mean the actual knowledge of any of the Company and the Company Insider or the knowledge that the Company or Company Insider could reasonably be expected to have, each after reasonable investigation and due diligence.
Schedule 3(b) attached hereto contains a complete and accurate schedule of all the shares subject to "lock-up" or similar agreement or arrangement by which any equity shares are subject to resale restrictions and the Company has provided the Purchaser complete and accurate copies of all such agreements, which agreements are in full force and effect. Except as set forth in Schedule 3(b) attached hereto, there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire for value any outstanding shares of capital stock or other ownership interests of the Company or any of its subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any of the Company's subsidiaries or any other entity. There are no anti-dilution or price adjustment provisions regarding any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities (as defined below).

              (c) CONCERNING THE COMMON STOCK AND THE WARRANTS. The Series A Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants when issued, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder.

              (d) AUTHORIZED SHARES. The Company shall have available a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect conversion of the Series A Preferred Stock and the exercise of the Warrants. Each of the Company and the Company Insider understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the conversion of the Series A Preferred Stock and the exercise of the Warrants. The Company further acknowledges that its obligation to issue shares of Common Stock upon conversion of the Series A Preferred Stock and upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

              (e) LEGALITY. The Company has the requisite corporate power and authority to enter into this Agreement, and to issue and deliver the Series A Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Series A Preferred Stock and the exercise of the Warrants.

              (f) TRANSACTION AGREEMENTS. This Agreement, the Series A Certificate of Designation, the Warrants, the Registration Rights Agreement (as defined below), the Lock-Up Agreements (as defined below), and the Stockholders' Agreement (as defined below) (collectively, the "Primary Documents"), and the
                                                  ------------------
transactions contemplated hereby and thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the other Primary Documents, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

              (g) FINANCIAL STATEMENTS. The financial statements and related notes thereto contained in the Company's filings with the Commission (the "Company Financials") are correct and complete in all material respects, comply
 ------------------
in all material  respects with the  Securities  Exchange Act of 1934, as amended
(the  "Exchange   Act"),  and  the  rules  and  regulations  of  the  Commission
       --------------
promulgated thereunder and have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly and accurately the financial condition and operating results of the Company and its subsidiaries in all material respects as of the dates and during the periods indicated therein and are consistent with the books and records of the Company and its subsidiaries. Except as set forth in the Company Financials, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2002 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the Company Financials, which in both cases, individually and in the aggregate, are not material to the Company's financial condition or operating results. Except as disclosed in Schedule 3(g) attached hereto, since inception, there has been no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company or any of its subsidiaries.

              (h) COMMISSION FILINGS. The Company has made all filings with the Commission that it has been required to make under the Securities Act and the Exchange Act and has furnished or made available to the Purchaser true and complete copies of all the documents it has filed with the Commission since its inception, all in the forms so filed. As of their respective filing dates, such filings already filed by the Company or to be filed by the Company after the date hereof but before the First Closing Date complied or, if filed after the date hereof, will comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, as the case may be, and none of the filings with the Commission contained or will contain any untrue statement of a material fact or omitted or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been all prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission.

              (i) NON-CONTRAVENTION. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, do not and will not conflict with, or result in a breach by the Company of, or give any third party any right of termination, cancellation, acceleration or modification in or with respect to, any of the terms or provisions of, or constitute a default under, (A) its Certificate of Incorporation or Bylaws, as amended through the date hereof, (B) any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its subsidiaries are a party or by which they or any of their properties or assets are bound, or (C) any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or federal, state, securities industry or foreign regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets (collectively, "Legal
                                                                           -----
Requirements"), other than those which have been waived or satisfied on or prior
------------
to the First Closing Date.

              (j) APPROVALS AND FILINGS. Other than the completion of the filing of the Series A Certificate of Designation, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents.

              (k)  COMPLIANCE  WITH LEGAL REQUIREMENTS.   Except as disclosed in
Schedule 3(k) attached hereto, neither the Company nor any of its subsidiaries has violated in any material respect, and is not currently in material default under, any Legal Requirement applicable to the Company or such subsidiary, or any of the assets or properties of the Company or such subsidiary, where such violation could reasonably be expected to have material adverse effect on the business or financial condition of the Company or such subsidiary.

              (l) ABSENCE OF CERTAIN CHANGES. Since December 31, 2001 and except as previously disclosed to the Purchaser and listed on Schedule 3(l), there has been no material adverse change nor any material adverse development in the business, properties, operations, financial condition, prospects, outstanding securities or results of operations of the Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

              (m) INDEBTEDNESS TO OFFICERS, DIRECTORS AND STOCKHOLDERS. Except as set forth on Schedule 3(m) attached hereto, neither the Company nor any of its subsidiaries is indebted to any of such entity's stockholders, officers or directors (or to members of their immediate families) in any amount whatsoever (including, without limitation, any deferred compensation or salaries payable).

              (n) RELATIONSHIPS WITH RELATED PERSONS.    To the Knowledge of the
Company, except as set forth in Schedule 3(n) attached hereto, no officer, director, or principal stockholder of the Company or any of its subsidiaries nor any Related Person (as defined below) of any of the foregoing has, or since December 31, 1998 has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to the business of the Company or any of its subsidiaries. Except as set forth in Schedule 3(n) attached hereto, no officer, director, or principal stockholder of the Company or any of its subsidiaries nor any Related Person of the any of the foregoing is, or since December 31, 1998 has owned an equity interest or any other financial or profit interest in, a Person (as defined below) that has (i) had business dealings or a material financial interest in any transaction with the Company or any of its subsidiaries, or (ii) engaged in competition with the Company or any of its subsidiaries with respect to any line of the merchandise or services of such company (a "Competing Business") in any market presently served by such company
            -------------------
except for ownership of less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 3(n) attached hereto, no director, officer, or principal stockholder of the Company or any of its subsidiaries nor any Related Person of any of the foregoing is a party to any Contract with, or has claim or right against, the Company or any of its subsidiaries. As used in this Agreement, "Person" means any individual,
                                                ------
corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or any governmental body; "Related Person" means, (X) with respect to a particular individual, (a)
       --------------
each other member of such individual's Family (as defined below); (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family; (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest (as defined below); and (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity); (Y) with respect to a specified Person other than an individual, (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of the foregoing definition, (a) the "Family" of an
                                                                  ------
individual includes (i) the individual, (ii) the individual's spouse and former spouses, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or
                                             ------------------
indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least 1% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 1% of the outstanding equity securities or equity securities in a Person.

              (o) TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Each of the Company and its subsidiaries has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests. Except as disclosed in Schedule 3(o) attached hereto, all material properties and assets reflected in the Company Financials are free and clear of all Encumbrances (as defined below) except liens for current

Taxes not yet due. As used in this  Agreement,  "Encumbrance"  means any charge,
                                                 -----------
claim, community property interest, condition, equitable interest, lien, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

              (p) PATENTS AND OTHER PROPRIETARY RIGHTS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted and as proposed to be conducted, and to the Knowledge of the Company, such business does not and would not conflict with or constitute an infringement on the rights of others.

              (q) PERMITS. Each of the Company and its subsidiaries has all permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of such company. Neither the Company nor any of its subsidiaries is in default in any respect under any of such permits, licenses or similar authority.

              (r) ABSENCE OF LITIGATION. Except as disclosed on Schedule 3(r) attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or arbitration tribunal pending or, to the Knowledge of the Company or its subsidiaries, threatened, against or affecting the Company or its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

              (s) NO DEFAULT. Except as disclosed on Schedule 3(s) attached hereto, none of the Company and its subsidiaries is in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

              (t) TAXES.  Except as disclosed on Schedule 3(t) attached  hereto,

                  (i) All Tax Returns (as defined below) required to have been filed by or with respect to the Company or any of its subsidiaries (including any extensions) have been filed. All such Tax Returns are true, complete and correct in all material respects. All Taxes (as defined below) due and payable by the Company, or any of its subsidiaries, whether or not shown on any Tax Return, or claimed to be due by any Taxing Authority (as defined below), have been paid or accrued on the balance sheet included in the Company's latest filing with the Commission.

                  (ii) Neither the Company nor any of its subsidiaries has any material liability for Taxes outstanding other than as reflected in the balance sheet included in the Company's latest filing with the Commission or incurred subsequent to the date of such filing in the ordinary course of business. The unpaid Taxes of the Company and its subsidiaries (i) did not, as of the most recent fiscal month end, exceed by any material amount the reserve for liability for income tax (other than the reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the balance sheet included in the Company's latest filing with the Commission, and (ii) will not exceed by any material amount that reserve as adjusted for operation and transactions through the First Closing Date.

                  (iii) Neither the Company nor any of its subsidiaries is a party to any agreement extending the time within which to file any Tax Return. No claim has ever been made by a Taxing Authority of any jurisdiction in which the Company or any of its subsidiaries does not file Tax Returns that the
Company  or  such   subsidiary  is  or  may  be  subject  to  taxation  by  that jurisdiction.

                  (iv) The Company and each of subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor.

                  (v) There has been no action by any Taxing Authority in connection with assessing additional Taxes against or in respect of the Company or any of its subsidiaries for any past period. There is no dispute or claim concerning any Tax liability of the Company or any of its subsidiaries either (i) claimed, raised or, to the Knowledge of the Company, threatened by any Taxing Authority or (ii) which the Company is otherwise aware. There are no liens for Taxes upon the assets and properties of the Company or any of its subsidiaries other than liens for Taxes not yet due. Schedule 3(t) attached hereto indicates those Tax Returns, if any, of the Company, and each of its subsidiaries that have been audited or examined by Taxing Authorities, and indicates those Tax returns of the Company and of its subsidiaries that currently are the subject of audit or examination. The Company has made available to the Purchaser complete and correct copies of all federal, state, local and foreign income Tax Returns filed by, and all Tax examination reports and statements of deficiencies assessed against or agreed to by, the Company and any of its subsidiaries since the fiscal year ended December 31, 2001.

                  (vi) There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Returns required to be filed by, or which include or are treated as including, the Company or with respect to any Tax assessment or deficiency affecting the Company or any of its subsidiaries.
                  (vii) The Company has not received any written ruling related to Taxes or entered into any agreement with a Taxing Authority relating to Taxes.

                  (viii) The Company does not have any liability for the Taxes of any person or entity other than the Company (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Legal Requirements), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

                  (ix) The Company (i) has not agreed to make nor is required to make any adjustment under Section 481 of the Internal Revenue Code by reason of a change in accounting method and (ii) is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code.

                  (x) The Company is not a party to or bound by any obligations under any tax sharing, tax allocation, tax indemnity or similar agreement or arrangement.

                  (xi) The Company is not involved in, subject to, or a party to any joint venture, partnership, contract or other arrangement that is treated as a partnership for federal, state, local or foreign Tax purposes.

                  (xii) The Company was not included nor is includible, in the Tax Return of any other entity.

As used in this Agreement,  a "Tax Return" means any return, report, information
                               ----------
return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax; "Tax" means
                                                                      ---
any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross, receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, service use, license, net wroth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by Taxing Authority, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term includes any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments; and "Taxing Authority" means any
                                                    -----------------
governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

              (u) CERTAIN PROHIBITED ACTIVITIES. Neither the Company nor any of its directors, officers or other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity, (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

              (v) CONTRACTS; NO DEFAULTS. Schedule 3(v) attached hereto contains a complete and accurate list, and the Company has made available to the Purchaser true and complete copies, of:

                  (i) each Applicable Contract (as defined below) that involves performance of services or delivery of goods or materials of an amount or value in excess of $25,000;

                  (ii) each Applicable Contract that was not entered into in the ordinary course of business or is not cancelable by the Company or a subsidiary of the Company with no penalty upon advance notice of 30 days or less and that involves expenditures or receipts of the Company or its subsidiaries in excess of $5,000;

                  (iii) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $5,000 and with terms of less than one year);

                  (iv) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by the Company or any of its subsidiaries with any other person or entity;

                  (v) each Applicable Contract containing covenants that in any way purport to restrict the business activity of any of the Company and its subsidiaries or any affiliate of the foregoing or limit the freedom of any of the Company and its subsidiaries or any affiliate of the foregoing to engage in any line of business or to compete with any person or entity;

                  (vi) each employment or consulting agreement of the Company and its subsidiaries;

                  (vii) each Applicable Contract providing for payments to or by any person or entity based on sales, purchases, or profits, other than direct payments for goods;

                  (viii) each power of attorney executed by any of the Company and its subsidiaries that is currently effective and outstanding;

                  (ix) each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by any of the Company and its subsidiaries to be responsible for consequential damages;

                  (x) each Applicable Contract for capital expenditures in excess of $25,000;

                  (xi) each written warranty, guaranty, and other similar undertaking with respect to contractual performance extended by any of the Company and its subsidiaries other than in the ordinary course of business; and

                  (xii) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

As used in this Agreement, "Contract" means any agreement, contract, obligation,
                            --------
promise, or undertaking (whether written or oral and whether express or implied) that is legally binding; "Applicable Contract" means any Contract (a) under
                            --------------------
which any of the Company or its subsidiaries has or may acquire any rights, (b) under which any of the Company or its subsidiaries has or may become subject to any obligation or liability, or (c) by which any of the Company or its subsidiaries or any of the assets owned or used by it is or may become bound.

Except as set forth in Schedule 3(v) attached hereto, (i) each of the Company and its subsidiaries is, and has been, in material compliance with all applicable terms and requirements of each Contract under which such company has or had any obligation or liability or by which such company or any of the assets owned or used by such company is or was bound; (ii) each other person or entity that has or had any obligation or liability under any Contract under which any of the Company and its subsidiaries has or had any rights is, and has been, in material compliance with all applicable terms and requirements of such Contract; (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a material violation or breach of, or give any of the Company and its subsidiaries or other person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and (iv) none of the Company and its subsidiaries has given to or received from any other person or entity any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract

Each Applicable Contract is valid, in full force, and binding on and enforceable against the other party or parties to such contract in accordance with its terms and provisions.

Except as disclosed on Schedule 3(v) attached hereto, there are no renegotiation of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to any of the Company and its subsidiaries under current or completed Contracts with any person or entity and, to the Knowledge of the Company, no such person or entity has made written demand for such renegotiation.

The Contracts relating to the sale, design, or provision of products or services by the Company or any of its subsidiaries have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other person or entity, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

              (w) AGENT FEES. Except for a 2.5% placement fee paid to the Purchaser, the Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the transactions contemplated by this Agreement.

              (x) INSURANCE. Schedule 3(x) attached hereto sets forth a true and correct list of all the insurance policies covering the business, properties and assets of the Company and its subsidiaries presently in force (including as to each (i) risk insured against, (ii) name of carrier, (iii) policy number, (iv) amount of coverage, (v) amount of premium, (vi) expiration date and (vii) the property, if any, insured). All of the insurance policies set forth on Schedule 3(x) attached hereto are in full force and effect and all premiums, retention amounts and other related expenses due have been paid, and neither the Company nor any of its subsidiaries has received any written notice of cancellation with respect to any of the policies. Such policies, taken together, provide adequate insurance coverage for the assets and the operations of the Company and its subsidiaries for all risks normally insured against by companies carrying on the same business or businesses as the Company and its subsidiaries.

              (y) EMPLOYEES. Schedule 3(y) attached hereto is a true and correct list of all employees of the Company and its subsidiaries and includes their accrued vacation and sick pay, the nature of their duties and the amounts of their compensations (including deferred compensation).

              (z)  EMPLOYEE BENEFITS.

                  (i) Except as disclosed on Schedule 3(z) and except Plans (as defined below), administered by third parties, that provide group health coverage (medical and dental), (i) neither the Company nor any of its ERISA Affiliates (as defined below) maintains or sponsors (or ever maintained or sponsored), or makes or is required to make contributions to, any Plans;

                  (ii)  With  respect to each  Plan  which  provides health care coverage, the Company and each of its ERISA Affiliates have complied in all material respects with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985
("COBRA"),  and  the  applicable  COBRA  regulations  and  (ii)  the  applicable
  -----
requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations thereunder, and neither the Company nor any ERISA Affiliate has incurred any liability under Section 4980B of the Internal Revenue Code;

                  (iii) Other than routine claims for benefits under the Plans, there are no pending, or, to the Knowledge of the Company, threatened, actions or proceedings involving the Plans, or the fiduciaries, administrators, or trustees of any of the Plans or the Company or any of its ERISA Affiliates as the employer or sponsor under any Plan, with any governmental agency, any participant in or beneficiary of any Plan or any other person whatsoever. The Company knows of no reasonable basis for any such claim, lawsuit, dispute, or controversy.

As used in this Agreement, "Plan" means (i) each of the "employee benefit plans"
                            ----
(as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")), of which any of the Company or any member of
                         -----
the same  controlled  group of businesses  as the Company  within the meaning of
Section  4001(a)(14) of ERISA (an "ERISA Affiliate") is or ever was a sponsor or
                                   ---------------
participating employer or as to which the Company or any of its ERISA Affiliates makes contributions or is required to make contributions, and (ii) any similar employment, severance or other arrangement or policy of any of the Company or any of its ERISA Affiliates (whether written or oral) providing for health, life, vision or dental insurance coverage (including self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, fringe benefits, or for profit sharing, deferred compensation, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

              (aa) PRIVATE OFFERING. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, (i) the offer, sale and issuance of the Series A Preferred Stock and the Warrants, (ii) the issuance of Common Stock pursuant to the conversion and/or exercise of such securities into shares of Common Stock, each as contemplated by the Primary Documents, are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Series A Preferred Stock, the Warrants or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Series A Preferred Stock or the Warrants by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

              (bb) MERGERS, ACQUISITIONS AND DIVESTITURES. Except as set forth on Schedule 3(bb) attached hereto, none of the Company and its subsidiaries has ever acquired any equity interest in or any major assets of any other Person, or sold the equity interest in any of its subsidiaries or any major asset owned by it or any of its subsidiaries, in a deal the terms of which were not based on arms' length negotiations. Except as set forth on Schedule 3(bb) attached hereto, to the Knowledge of the Company, none of the Company Insider and the officers and directors of the Company or its subsidiaries has received any benefit in connection with any of the foregoing transactions or is under any agreement or understanding with any Person (including agreements or understandings among themselves) with respect to the receipt of or entitlement to any such benefit.

              (cc) FULL DISCLOSURE. To the Knowledge of the Company, there is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed to the Purchaser that could (i) reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of the Company or any of its subsidiaries or (ii) reasonably be expected to materially and adversely affect the ability of the Company to perform the obligations set forth in the Primary Documents. The representations and warranties of the Company set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     4.  REPRESENTATIONS OF STRONGHOLD AND THE STRONGHOLD INSIDER

     Stronghold and Stronghold Insider (with respect to Sections 4(b), 4(e) and 4(p)), jointly and severally, represent and warrant to, and covenant and agree with, the Purchaser that:

              (a) ORGANIZATION. Stronghold is a corporation duly organized and validly existing and in good standing under the laws of the State of New Jersey and has requisite corporate power and authority to carry on its business as now conducted. Stronghold has no other interest in any other entities. Except as set forth in Schedule 4(a), Stronghold is duly qualified as a foreign corporation and in good standing in all jurisdictions in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, make such qualification advisable. The minute books and stock record books and other similar records of Stronghold have been provided or made available to the Purchaser or its counsel prior to the execution of this Agreement, are complete and correct in all material respects. Such minute books contain true and complete records of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders and committees of the board of directors of Stronghold from the date of organization through the date hereof. Stronghold has, prior to the execution of this Agreement, delivered to the Purchaser true and complete copies of Stronghold's Certificate of Incorporation, and Bylaws, each as amended through the date hereof. Stronghold is not in violation of any provisions of its Certificate of Incorporation or Bylaws.

              (b) CAPITALIZATION. On the date hereof, the authorized capital of Stronghold consists of 10,000,000 shares of Common Stock, no par value (the "Stronghold Common
 -----------------

Stock"),  of which 2,700,000  shares are issued and  outstanding.  Schedule 4(b)
-----
attached hereto sets forth a complete list of all holders of options, warrants, notes, or any other rights or instruments which would entitle the holder thereof to acquire shares of the Stronghold Common Stock or other equity interests in Stronghold upon conversion or exercise, setting forth for each such holder the type of security, number of equity shares covered thereunder, the exercise or conversion price thereof, the vesting schedule thereof (if any), and the issuance date and expiration date thereof. Other than as disclosed in Schedule 4(b) attached hereto, there are no outstanding rights, agreements, arrangements or understandings to which Stronghold is a party (written or oral) which would obligate Stronghold to issue any equity interest, option, warrant, convertible note, or other types of securities or to register any shares in a registration statement filed with the Commission. Other than disclosed in Schedule 4(b) attached hereto, to the Knowledge of Stronghold, there is no agreement, arrangement or understanding between or among any entities or individuals which affects, restricts or relates to voting, giving of written consents, dividend rights or transferability of shares with respect to any voting shares of Stronghold, including without limitation any voting trust agreement or proxy. All references to the "Knowledge of Stronghold" in this Agreement shall mean the actual knowledge of any of Stronghold and the Stronghold Insider or the knowledge that Stronghold or Stronghold Insider could reasonably be expected to have, each after reasonable investigation and due diligence. Schedule 4(b) attached hereto contains a complete and accurate schedule of all the shares subject to "lock-up" or similar agreement or arrangement by which any equity shares are subject to resale restrictions and Stronghold has provided the Purchaser complete and accurate copies of all such agreements, which agreements are in full force and effect. Except as set forth in Schedule 4(b) attached hereto, there are no outstanding obligations of Stronghold to repurchase, redeem or otherwise acquire for value any outstanding shares of capital stock or other ownership interests of Stronghold to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity. There are no anti-dilution or price adjustment provisions regarding any security issued by Stronghold (or in any agreement providing rights to security holders) that will be triggered by the Merger.

              (c)  LEGALITY.    Stronghold has the requisite corporate power and
authority to enter into this Agreement.

              (d) TRANSACTION AGREEMENTS. This Agreement and the Stockholders' Agreement, and the transactions contemplated hereby and thereby, have been duly and validly authorized by Stronghold; this Agreement has been duly executed and delivered by Stronghold and this Agreement is, and the Stockholders' Agreement, when executed and delivered by the Stronghold Insider, will each be, a valid and binding agreement of Stronghold and the Stronghold Insider, as the case may be, enforceable in accordance with their respective terms, except to the extent that enforcement of each of this Agreement and the Stockholders' Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

              (e) FINANCIAL STATEMENTS. Stronghold has delivered to the Purchaser its audited financial statements at December 31, 2001 and for the fiscal years then ended and its unaudited financial statements at March 31, 2002 and for the quarter then ended (the audited and unaudited financial statements are hereinafter referred to as the "Stronghold Financials"). The
                                    ----------------------

Stronghold Financials are correct and complete in all material respects and have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent throughout the periods indicated and consistent with each other, subject, in the case of the unaudited financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or collectively or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the audited financial statements). The Stronghold Financials present fairly and accurately the financial condition and operating results of Stronghold in all material respects as of the dates and during the periods indicated therein and are consistent with the books and records of Stronghold. Except as set forth in the Stronghold Financials, Stronghold has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 2002 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the Stronghold Financials, which in both cases, individually and in the aggregate, are not material to Stronghold's financial condition or operating results. Except as disclosed in Schedule 4(e) attached hereto, since its inception, there has been no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of Stronghold.

             (f) NON-CONTRAVENTION. The execution and delivery of this Agreement and the Stockholders' Agreement, and the consummation by Stronghold and the Stronghold Insider, as the case may be, of the transactions contemplated by this Agreement and the Stockholders' Agreement, do not and will not conflict with, or result in a breach by Stronghold or the Stronghold Insider, as the case may be, of, or give any third party any right of termination, cancellation, acceleration or modification in or with respect to, any of the terms or provisions of, or constitute a default under, (A) its Certificate of Incorporation or Bylaws, as amended through the date hereof, (B) any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which Stronghold or the Stronghold Insider are a party or by which they or any of their properties or assets are bound, or (C) any material Legal Requirements, other than those which have been waived or satisfied on or prior to the First Closing Date.

              (g) APPROVALS AND FILINGS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of Stronghold is required to be obtained by Stronghold for the entry into or the performance of this Agreement except such as have been obtained.

              (h)  COMPLIANCE WITH LEGAL REQUIREMENTS.    Except as disclosed in
Schedule 4(h) attached hereto, Stronghold has not violated in any material respect, and is not currently in material default under, any Legal Requirement applicable to Stronghold, or any of the assets or properties of Stronghold, where such violation could reasonably be expected to have material adverse effect on the business or financial condition of Stronghold.

              (i) BUSINESS PLAN. The Business Plan dated February, 2002, previously delivered to the Purchaser has been prepared in good faith by Stronghold and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading, except that with respect to projections contained in the Business Plan, Stronghold represents only that such projections were prepared in good faith and that Stronghold reasonably believes there is a reasonable basis for such projections.

              (j) ABSENCE OF CERTAIN CHANGES. Since December 31, 2001 and except as previously disclosed to the Purchaser and listed on Schedule 4(j), there has been no material adverse change in the business, properties, operations, financial condition, prospects, outstanding securities or results of operations of Stronghold, and no event has occurred or circumstance exists that could reasonably be expected to result in such a material adverse change.

              (k) INDEBTEDNESS TO OFFICERS, DIRECTORS AND STOCKHOLDERS. Except as set forth on Schedule 4(k) attached hereto, Stronghold is not indebted to any stockholders, officers or directors (or to members of their immediate families) in any amount whatsoever (including, without limitation, any deferred compensation or salaries payable).

              (l) RELATIONSHIPS WITH RELATED PERSONS. To the Knowledge of Stronghold, except as set forth in Schedule 4(l) attached hereto, no officer, director, or principal stockholder of Stronghold nor any Related Person of any of the foregoing has, or since Stronghold's inception has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to the business of Stronghold. Except as set forth in Schedule 4(l) attached hereto, no officer, director, or principal stockholder of Stronghold nor any Related Person of the any of the foregoing is, or since Stronghold's inception has owned an equity interest or any other financial or profit interest in, a Person that has (i) had business dealings or a material financial interest in any transaction with Stronghold, or (ii) engaged in competition with Stronghold with respect to any line of the merchandise or services of such company in any market presently served by such company except for ownership of less than one percent of the outstanding capital stock of any such business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 4(l) attached hereto, no director, officer, or principal stockholder of Stronghold nor any Related Person of any of the foregoing is a party to any Contract with, or has claim or right against, Stronghold.

              (m) TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. Stronghold has good and marketable title to all of its material properties and assets, both real and personal, and is in valid possession of all its leasehold interests. Except as disclosed in Schedule 4(m) attached hereto, all material properties and assets reflected in the Stronghold Financials are free and clear of all Encumbrances except liens for current Taxes not yet due.

              (n) PATENTS AND OTHER PROPRIETARY RIGHTS.         Stronghold   has
sufficient title and ownership of or right to use all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business (collectively, the "Stronghold Intellectual Property Assets") as now conducted and as proposed to be conducted free and clear of all liens, security interests, charges, encumbrances and other adverse claims. To the Knowledge of Stronghold, such business does not and would not conflict with or constitute an infringement on the rights of others, or to the Knowledge of Stronghold, is being infringed by others. Schedule 4(n) sets forth the Stronghold Intellectual Property Assets.

              (o) PERMITS. Stronghold has all permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of such company. Stronghold is not in default in any respect under any of such permits, licenses or similar authority.

              (p) ABSENCE OF LITIGATION. Except as disclosed on Schedule 4(p) attached hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or arbitration tribunal pending or, to the Knowledge of Stronghold, threatened, against or affecting Stronghold, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of Stronghold or the transactions contemplated by this Agreement, or which would adversely affect the validity or enforceability of, or the authority or ability of Stronghold to perform its obligations hereunder.

              (q) NO DEFAULT. Except as disclosed on Schedule 4(q) attached hereto, Stronghold is not in default in the performance or observance of any obligation, covenant or condition contained in any material indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

              (r)   TAXES. Except as disclosed on Schedule 4(r) attached hereto,

                  (i) All Tax Returns required to have been filed by or with respect to Stronghold (including any extensions) have been filed. All such Tax Returns are true, complete and correct in all material respects. All Taxes (as defined below) due and payable by Stronghold whether or not shown on any Tax Return, or claimed to be due by any Taxing Authority, have been paid or accrued on the Stronghold Financials, with the exception of Taxes or claims for Taxes which are set forth in Section 4(r) and the subject of a good faith dispute.

                  (ii) Stronghold does not have any material liability for Taxes outstanding other than as reflected in the Stronghold Financials or incurred subsequent to the date of such filing in the ordinary course of business. The unpaid Taxes of Stronghold (i) did not, as of the most recent fiscal month end, exceed by any material amount the reserve for liability for income tax (other than the reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the Stronghold Financials, and (ii) will not exceed by any material amount that reserve as adjusted for operation and transactions through the First Closing Date.

                  (iii) Stronghold is not a party to any agreement extending the time within which to file any Tax Return. No claim has ever been made by a Taxing Authority of any jurisdiction in which Stronghold does not file Tax Returns that Stronghold is or may be subject to taxation by that jurisdiction.

                  (iv) Stronghold has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor.

                  (v) There has been no action by any Taxing Authority in connection with assessing additional Taxes against or in respect of Stronghold for any past period. There is no dispute or claim concerning any Tax liability of Stronghold either (i) claimed, raised or, to the Knowledge of Stronghold, threatened by any Taxing Authority or (ii) which Stronghold is otherwise aware. To the Knowledge of Stronghold, there are no liens for Taxes upon the assets and properties of Stronghold other than liens for Taxes not yet due. Schedule 4(r) attached hereto indicates those Tax Returns, if any, of Stronghold that have been audited or examined by Taxing Authorities, and indicates those Tax returns of Stronghold that currently are the subject of audit or examination. Stronghold has made available to the Purchaser complete and correct copies of all federal, state, local and foreign income Tax Returns filed by, and all Tax examination reports and statements of deficiencies assessed against or agreed to by, Stronghold since the fiscal year ended December 31, 2001.

                  (vi) There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Returns required to be filed by, or which include or are treated as including, Stronghold or with respect to any Tax assessment or deficiency affecting Stronghold.

                  (vii) Stronghold has not received any written ruling related to Taxes or entered into any agreement with a Taxing Authority relating to Taxes.

                  (viii) Stronghold does not have any liability for the Taxes of any person or entity other than Stronghold (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Legal Requirements), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

                  (ix) Stronghold (i) has not agreed to make nor is required to make any adjustment under Section 481 of the Internal Revenue Code by reason of a change in accounting method and (ii) is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code.

                  (x) Stronghold is not a party to or bound by any obligations under any tax sharing, tax allocation, tax indemnity or similar agreement or arrangement.

                  (xi) Stronghold is not involved in, subject to, or a party to any joint venture, partnership, contract or other arrangement that is treated as a partnership for federal, state, local or foreign Tax purposes.

                  (xii) Stronghold was not included nor is includible, in the Tax Return of any other entity.

              (s) CERTAIN PROHIBITED ACTIVITIES. Neither Stronghold nor any of its directors, officers or other employees has (i) used any Stronghold funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity, (ii) made any direct or indirect unlawful payment of Stronghold funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

              (t) CONTRACTS; NO DEFAULTS. Schedule 4(t) attached hereto contains a complete and accurate list, and Stronghold has made available to the Purchaser true and complete copies, of:

                  (i) each Applicable Contract that involves performance of services or delivery of goods or materials of an amount or value in excess of $25,000;

                  (ii) each Applicable Contract that was not entered into in the ordinary course of business or is not cancelable by Stronghold or a subsidiary of Stronghold with no penalty upon advance notice of 30 days or less and that involves expenditures or receipts of Stronghold in excess of $25,000;

                  (iii) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $25,000 and with terms of less than one year);

                  (iv) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by Stronghold with any other person or entity;

                  (v) each Applicable Contract containing covenants that in any way purport to restrict the business activity of Stronghold or any affiliate of the foregoing or limit the freedom of Stronghold or any affiliate of the foregoing to engage in any line of business or to compete with any person or entity;

                  (vi) each employment or consulting agreement of Stronghold;

                  (vii) each Applicable Contract providing for payments to or by any person or entity based on sales, purchases, or profits, other than direct payments for goods;

                  (viii) each power of attorney executed by Stronghold that is currently effective and outstanding;

                  (ix) each Applicable Contract entered into other than in the ordinary course of business that contains or provides for an express undertaking by Stronghold to be responsible for consequential damages;

                  (x) each Applicable Contract for capital expenditures in excess of $25,000;

                  (xi) each written warranty, guaranty, and other similar undertaking with respect to contractual performance extended by Stronghold other than in the ordinary course of business; and

                  (xii) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

Except as set forth in Schedule 4(t) attached hereto, (i) Stronghold is, and has been, in material compliance with all applicable terms and requirements of each Contract under which such company has or had any obligation or liability or by which such company or any of the assets owned or used by such company is or was bound; (ii) each other person or entity that has or had any obligation or liability under any Contract under which Stronghold has or had any rights is, and has been, in material compliance with all applicable terms and requirements of such Contract; (iii) to the Knowledge of Stronghold, no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a material violation or breach of, or give Stronghold or other person or entity the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and (iv) Stronghold has not been given or received from any other person or entity any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Contract.

Each Applicable Contract is valid, in full force, and binding on and enforceable against the other party or parties to such contract in accordance with its terms and provisions.

Except as disclosed on Schedule 4(t) attached hereto, there are no renegotiation of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to any of Stronghold under current or completed Contracts with any person or entity and, to the Knowledge of Stronghold, no such person or entity has made written demand for such renegotiation.

The Contracts relating to the sale, design, or provision of products or services by Stronghold have been entered into in the ordinary course of business and have been entered into without the commission of any act alone or in concert with any other person or entity, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

              (u) AGENT FEES. Except for fees payable to Purchaser and Steven Katz & Associates, Inc., Stronghold has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the transactions contemplated by this Agreement.

              (v) INSURANCE. Schedule 4(v) attached hereto sets forth a true and correct list of all the insurance policies covering the business, properties and assets of Stronghold presently in force (including as to each (i) risk insured against, (ii) name of carrier, (iii) policy number, (iv) amount of coverage, (v) amount of premium, (vi) expiration date and (vii) the property, if any, insured). All of the insurance policies set forth on Schedule 4(v) attached hereto are in full force and effect and all premiums, retention amounts and other related expenses due have been paid, and Stronghold has not received any written notice of cancellation with respect to any of the policies. Such policies, taken together, provide commercially reasonable insurance coverage for the assets and the operations of Stronghold for all risks normally insured against by companies carrying on the same business or businesses as Stronghold.

              (w) EMPLOYEES. Schedule 4(w) attached hereto is a true and correct list of all employees of Stronghold and includes their accrued vacation and sick pay, the nature of their duties and the amounts of their compensations (including deferred compensation).

              (x)  EMPLOYEE BENEFITS.

                  (i) Except as disclosed on Schedule 3(x) and except Plans (as defined below), administered by third parties, that provide group health coverage (medical and dental), (i) neither Stronghold nor any of its ERISA Affiliates maintains or sponsors (or ever maintained or sponsored), or makes or is required to make contributions to, any Plans;

                  (ii) With respect to each Plan which provides health care coverage, Stronghold and each of its ERISA Affiliates have complied in all material respects with (i) the applicable health care continuation and notice provisions of COBRA, and the applicable COBRA regulations and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations thereunder, and neither Stronghold nor any ERISA Affiliate has incurred any liability under Section 4980B of the Internal Revenue Code;

                  (iii) Other than routine claims for benefits under the Plans, there are no pending, or, to the Knowledge of Stronghold, threatened, actions or proceedings involving the Plans, or the fiduciaries, administrators, or trustees of any of the Plans or Stronghold or any of its ERISA Affiliates as the employer or sponsor under any Plan, with any governmental agency, any participant in or beneficiary of any Plan or any other person whatsoever. Stronghold knows of no reasonable basis for any such claim, lawsuit, dispute, or controversy.

              (y) MERGERS, ACQUISITIONS AND DIVESTITURES. Except as set forth on
Schedule 4(y) attached hereto, Stronghold has never acquired any equity interest in or any major assets of any other Person, or sold the equity interest in any subsidiaries or any major asset owned by it, in a deal the terms of which were not based on arms' length negotiations. Except as set forth on Schedule 4(y) attached hereto, to the Knowledge of Stronghold, none of Stronghold Insider and the officers and directors of Stronghold has received any benefit in connection with any of the foregoing transactions or is under any agreement or understanding with any Person (including agreements or understandings among themselves) with respect to the receipt of or entitlement to any such benefit.

              (z) FULL DISCLOSURE. To the Knowledge of Stronghold, there is no fact known to Stronghold (other than general economic conditions known to the public generally) that has not been disclosed to the Purchaser that could (i) reasonably be expected to have a material adverse effect upon the condition (financial or otherwise) or the earnings, business affairs, properties or assets of Stronghold or (ii) reasonably be expected to materially and adversely affect the ability of Stronghold to perform the obligations set forth herein. The representations and warranties of Stronghold set forth in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     5.   CERTAIN COVENANTS, ACKNOWLEDGMENTS AND RESTRICTIONS

              (a) TRANSFER RESTRICTIONS. The Purchaser acknowledges that (i) neither the Series A Preferred Stock, the Warrants nor the Common Stock issuable upon conversion of the Series A Preferred Stock or upon exercise of the Warrants have been registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration, and (ii) any sale of the Series A Preferred Stock, the Warrants or the Common Stock issuable upon conversion, exercise or exchange thereof (collectively, the "Securities") made in reliance upon Rule 144 under the
                      ----------
Securities  Act ("Rule  144") may be made only in  accordance  with the terms of
                  ---------
said Rule 144. The provisions of Section 5(a) and 5(b) hereof, together with the rights of the Purchaser under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Series A Preferred Stock and the Warrants.

              (b) RESTRICTIVE LEGEND. The Purchaser acknowledges and agrees that until such time as the Securities shall have been registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company and its counsel that such registration shall no longer be required, such Securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such Securities shall bear a restrictive legend in substantially the following form:

     THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

              (c) FILINGS. The Company undertakes and agrees that it will make all required filings in connection with the sale of the Securities to the Purchaser as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the rules and regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings. With a view to making available to the holders of the Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit such holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 or Form SB-2, the Company shall (a) at all times make and keep public information available, as those terms are understood and defined in Rule 144, (b) file on a timely basis with the Commission all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all actions that may be required as a condition to the availability of Rule 144 (or any successor exemptive rule hereafter in effect) with respect to the Common Stock; and (d) furnish to any holder of the Securities forthwith upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) any other reports and documents that a holder of the Securities may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any such Securities without registration.

              (d) RESERVATION OF COMMON STOCK.   The  Company  will at all times
have authorized and reserved for the purpose of issuance a sufficient number of shares of Common

Stock to provide for the conversion of the Series A Preferred Stock and the exercise of the Warrants.

              (e) REGISTRATION REQUIREMENT. At the time of the First Closing Date, holders of the Securities and the Company shall execute a registration rights agreement in the form attached hereto as Exhibit C (the "Registration
                                                                    ------------
Rights Agreement").
-----------------

              (f) LOCK-UPS. At the time of the First Closing Date, the Purchaser and Stronghold Insider shall execute a Stockholders' Agreement (as defined below) substantially in the form as attached hereto as Exhibit D. In addition, the Company shall have obtained the lock-up agreement (the "Lock-Up Agreement"),
                                                            ------------------
substantially in the form of Exhibit E attached hereto, with a sufficient number of stockholders representing a minimum of 6,343,750 shares of Common Stock. The Company shall not waive any restriction under any of the Lock-Up Agreements or otherwise consent to any such waiver without the express written approval in advance by the Purchaser, which approval can be withheld by the Purchaser in its sole and absolute discretion.

              (g) INSIDER DEBT. All of the debt held by the Stronghold Insider for which Stronghold is the debtor (the "Insider Debt") shall be restructured as
                                         ------------
follows and Stronghold shall be released from all obligations relating to the Insider Debt: (i) $1,000,000 shall be converted into 666,667 shares of Common Stock; and (ii) $1,200,000 shall be repaid in accordance with the terms of a promissory note in the form attached hereto as Exhibit F.

              (h) RETURN OF CERTIFICATES ON CONVERSION AND WARRANTS ON EXERCISE.

                  (i) Upon any conversion by the Purchaser of less than all of the Series A Preferred Stock pursuant to the terms of the Series A Certificate of Designation, the Company shall issue and deliver to the Purchaser, within seven business days of the date of conversion, a new certificate or certificates for, as applicable, the total number of shares of the Series A Preferred Stock, which the Purchaser has not yet elected to convert (with the number of and denomination of such new certificate(s) designated by the Purchaser).

                  (ii) Upon any partial exercise by the Purchaser of the Warrants, the Company shall issue and deliver to the Purchaser, within seven business days of the date on which the Warrants is exercised, new Warrants representing the number of adjusted shares of Common Stock covered thereby, in accordance with the terms thereof.

              (i)  REPLACEMENT CERTIFICATES AND WARRANTS.

                  (i) The certificate(s) representing the shares of the Series A Preferred Stock held by the Purchaser shall be exchangeable, at the option of the Purchaser at any time and from time to time at the office of Company, for certificates with different denominations representing, as applicable, an equal aggregate number of shares of the Series A Preferred Stock as requested by the Purchaser upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

                  (ii) The Warrants will be exchangeable, at the option of the Purchaser, at any time and from time to time at the office of the Company, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.

              (j) AMENDMENT TO BYLAWS.    As soon as practicable but in no event
later than 45 days from the date of this Agreement, the Company shall amend its Bylaws to decrease the number of directors to 5.

              (k) APPROVAL RIGHTS. From the date hereof and until the Final Closing Date as described in Section 1(c), neither the Company, its subsidiaries nor Stronghold shall take any of the following actions without the prior written consent of the Purchaser, which consent will not be unreasonably withheld or delayed:

                  (i) sell a material portion of the assets of the Company, any subsidiaries or Stronghold or merge the Company, any of its subsidiaries or Stronghold into or with another unaffiliated company, except as contemplated hereby;

                  (ii) change the certificate of incorporation, bylaws or other charter documents of the Company, any of its subsidiaries or Stronghold, except as contemplated hereby;

                  (iii) change substantially or materially the nature of the business of the Company, any of its subsidiaries or Stronghold;

                  (iv) issue any equity securities or securities convertible into equity securities of the Company, any of its subsidiaries or Stronghold, other than the Series A Preferred Stock and the Warrants pursuant to this Agreement;

                  (v) make any acquisition or any capital expenditure or agree to a schedule of spending or payments for assets which, in the aggregate, exceeds or would exceed $200,000 over a consecutive 12-month period, except for the acquisition of inventory or other related assets in the ordinary course of business;

                  (vi) enter into any credit facility or incur any material amount of debt, other than incurring obligations for purchases of inventory or other related assets in the ordinary course of business;

                  (vii) offer or sell any securities of the Company, its subsidiaries or Stronghold;

                  (viii) expand the number of members of the board of directors of the Company;

                  (ix) declare or pay dividends or make any other distribution or redeem securities; or

                  (x)    enter into or modify a related-party transaction.

              (l) RESIGNATION AND REPLACEMENT OF BOARD MEMBERS. On or before the First Closing Date, the Company's Board of Directors shall cause the resignation of one of its members. The remaining members of the Board of Directors (the "Remaining Board Members") shall fill the newly created Board vacancies with one
 -----------------------
new member to be selected by the Purchaser (the "New Board Member"). The members
                                                 ----------------
of Board of Directors as set forth pursuant to this Section 5(l) shall serve until the next annual meeting of the Company's stockholders.

              (m) RIGHT TO MAINTAIN PARTICIPATION.

                  (i) For so long as any shares of the Series A Preferred Stock shall remain outstanding and are held by Purchaser, the Company agrees that prior to any sale and/or issuance by the Company of any shares of Common Stock or any security exercisable for or, convertible into such Common Stock or any security with voting rights (the "Common Equivalents") (other than a sale or
                                    -------------------
issuance excluded from the provisions of this Section 5(m)(i) by the provisions of Section 5(m)(iii)), the Company shall give the Purchaser written notice (the "Notice of Issuance") of the Company's intention to sell and/or issue such
 -------------------
Common Stock or Common Equivalents, setting forth the proposed price, quantity and other material terms and conditions under which the Company proposes to make such sale and/or issuance. If and when the Company consummates the sale or issuance of Common Stock or Common Equivalents described in the Notice of Issuance, the Purchaser shall have the right to purchase or otherwise acquire (the "Right to Maintain Participation") a number of shares of Common Stock or Common Equivalents on terms which, subject to this Section 5(m), are at least as favorable to the Purchaser as the terms on which the Company sold or otherwise issued such Common Stock or Common Equivalents to the persons who purchased or otherwise acquired the Common Stock or Common Equivalents referred to in the Notice of Issuance, such that, immediately after the purchase or other acquisition by the Purchaser, Purchaser's ownership of the total number of outstanding shares of Common Stock (assuming the exercise for or conversion of all Common Equivalents into Common Stock) equals the same percentage of the total shares of Common Stock (assuming the exercise for or conversion of all Common Equivalents into Common Stock) as the Purchaser held immediately prior to the sale or issuance described in the Notice of Issuance. The Purchaser shall have 20 days from the giving of the Notice of Issuance (the "Election Date") to
                                                             --------------
notify the Company in writing that Purchaser elects to exercise its Right to Maintain Participation (the date such notice is received by the Company is hereinafter referred to as the "Notice Date").
                                -----------

                  (ii) If the Purchaser elects to exercise its Right to Maintain Participation, the Purchaser and the Company shall use their reasonable best efforts to consummate the purchase or acquisition and sale or issuance of such Common Stock or Common Equivalents within 30 days after the Election Date and, subject to this Section 5(m), the terms of such purchase or acquisition and sale or issuance shall be at least as favorable to the Purchaser as those set forth in the Notice of Issuance. The closing of such transaction shall take place as promptly as practicable after all regulatory approvals required for the consummation of such purchase have been obtained, at such time, on such date, and at such location as the parties shall mutually agree. Payment for such Common Stock or Common Equivalents shall be by wire transfer of immediately available funds to an account designated by the Company by written notice delivered to the Purchaser not less than two business days prior to the scheduled closing of such purchase against delivery of the Common Stock or Common Equivalents at the executive offices of the Company at the time of the scheduled closing therefor. The Company shall take all such action as may reasonably be required by any regulatory authority in connection with the exercise by the Purchaser of the right to purchase Common Stock or Common Equivalents as set forth in this
Section 5(m).

                  (iii) The right contained in this Section 5(m) shall not apply to the following sales and/or issuances by the Company on or after the date hereof of Common Stock or Common Equivalents:

                        a. Common Stock or Common Equivalents issued to employees, officers, directors and consultants pursuant to any stock option plan, stock incentive or purchase plan or agreement approved by the Company's Board of Directors or Common Stock issued upon exercise of Common Equivalents so issued;

                        b. Common Stock or Common Equivalents issued in connection with or upon exercise or conversion of securities issued in connection with a merger, consolidation, share exchange, or other reorganization or business combination, involving the Company, in which the Company is the acquiring corporation or stockholders of the Company immediately prior to such merger, consolidation or other reorganization or business combination and own securities with a majority of the voting power of the resulting entity;

                        c. Common Stock or Common Equivalents issued pursuant to rights distributed to all holders of Common Stock generally or Common Stock issued upon exercise of such Common Equivalents;

                        d. Common Stock or Common Equivalents issued in connection with any stock split, stock dividend or recapitalization of the Company;

                        e. Common Stock issued pursuant to the exercise of any currently outstanding stock options, warrants or any other securities exchangeable for or convertible into or any other right to acquire shares of Common Stock; and

                        f. Common Stock or Common Equivalents issued in connection with a firmly underwritten public offering, which generates aggregate net proceeds to the Company (after deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees to the Company's counsel) equal to or exceeding $15,000,000.

                  (iv) In the event a Purchaser exercises its right to maintain participation and a dispute arises as to the value of the Common Stock or Common Equivalents that the Purchaser is acquiring to maintain such participation, an independent third party ("Arbitrator") acceptable to both parties shall be
                            ----------
selected. The Arbitrator shall determine the consideration the Purchaser will pay for the Common Stock or Common Equivalent and such determination shall be binding, conclusive and final. The Purchaser shall pay all the fees and expenses of the Arbitrator.

              (n) STRONGHOLD DEBT. The Company and Stronghold shall, within 60 days of the date hereof, refinance Stronghold's line of credit with United Trust Bank in accordance with the terms set forth in the letter from United Trust Bank to Stronghold dated May 9, 2002.

     6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE
         SHARES AND THE WARRANT

     The Purchaser understands that the Company's obligation to issue the Series A Preferred Stock and the Warrants on each Closing Date to the Purchaser pursuant to this Agreement is conditioned upon the following, unless waived in writing by the Company:

              (a) The accuracy on each Closing Date of the representations and warranties of the Purchaser contained in this Agreement as if made on each Closing Date and the performance by the Purchaser on or before each Closing Date of all covenants and agreements of the Purchaser required to be performed on or before each Closing Date.

              (b) The absence or inapplicability on each Closing Date of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval, except for any stockholder or Board of Director approval or consent contemplated herein, which shall not have been obtained.

              (c) All regulatory approvals or filings, if any, on each Closing Date necessary to consummate the transactions contemplated by this Agreement shall have been made as of each Closing Date.

              (d) The receipt of good funds as of each Closing Date as scheduled in the Table of Closings in Section 1(c).

     7.  CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE
         THE SHARES AND THE WARRANT

     The Company understands that the Purchaser's obligation to purchase the Series A Preferred Stock and the Warrants on each Closing Date is conditioned upon each of the following, unless waived in writing by the Purchaser:

              (a) The Purchaser shall have completed to its satisfaction its due diligence review of the Company and Stronghold, the Company's and Stronghold's business, assets and liabilities, and the Company and Stronghold shall have furnished to the Purchaser and its representatives, such information as may be reasonably requested by them.

              (b) The accuracy on each Closing Date of the representations and warranties of the Company and Stronghold contained in this Agreement as if made on such Closing Date, and the performance by the Company and Stronghold on or before the First Closing Date of all covenants and agreements of the Company and Stronghold required to be performed on or before the First Closing Date or such other Closing Date.

              (c) The Company shall have executed and delivered to the Purchaser
(i) the Series A Preferred Stock and (ii) the Warrants as scheduled in the Table of Closings in Section 1(c) with respect to each Closing Date.

              (d) On each Closing Date, the Purchaser shall have received from the Company such other certificates and documents as it or its representatives, if applicable, shall reasonably request, and all proceedings taken by the Company or the Board of Directors of the Company, as applicable, in connection with the Primary Documents contemplated by this Agreement and the other Primary Documents and all documents and papers relating to such Primary Documents shall be satisfactory to the Purchaser.

              (e) All regulatory approvals or filings, if any, necessary to consummate the transactions contemplated by this Agreement shall have been made as of each Closing Date.

              (f) All the parties to the Lock-Up Agreements shall have executed and delivered such agreements.

              (g) The Stronghold Insider shall have executed and delivered a stockholders' agreement with the Purchaser substantially in the form attached as Exhibit D (the "Stockholders' Agreement").
                -----------------------

              (h) The Purchaser shall have received by the First Closing Date a legal opinion from Kaplan Gottbetter & Levenson, LLP and Hale and Dorr substantially in the forms attached hereto as Exhibit G.

              (i) The Company shall have received a Closing Certificate substantially in the form attached hereto as Exhibit H.

              (j) Prior to or concurrent with the First Closing Date, the Company and Stronghold shall have executed a merger agreement with Stronghold acceptable to the Purchaser (the "Merger Agreement") and consummated a merger
                                  -----------------
(the  "Merger")  pursuant to which  Stronghold  shall merge with a wholly  owned
       ------
subsidiary of the Company.

              (k) With respect to the Second Closing Date only, the Company shall have reimbursed the Purchaser the expenses incurred in connection with the negotiation or performance of this Agreement pursuant to Section 8 hereof.

              (l) With respect to the First Closing Date only, the Company shall have entered into an employment agreement with Christopher J. Carey in the form and substance approved by the Purchaser.

     8.  FEES AND EXPENSES

     The Company, the Company Insider, Stronghold and the Stronghold Insider shall bear their own costs, including attorney's fees, incurred in the negotiation of this Agreement and consummating of the transactions contemplated herein. The Company shall pay Purchaser a placement fee equal to 2.5% of the aggregate purchase price hereunder which placement fee shall be payable in three equal installments on each of the second, third and forth Closing Date. At the First Closing Date, the Company shall reimburse the Purchaser for all of the Purchaser's reasonable out-of-pocket expenses incurred in connection with the negotiation or performance of this Agreement, including without limitation reasonable fees and disbursements of counsel to the Purchaser not to exceed $35,000.

     9. SURVIVAL

     The agreements, covenants, representations and warranties of the Company, the Company Insider, the Purchaser, Stronghold and the Stronghold Insider shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder for a period of two years from the date of the Final Closing Date, except that:

              (a) the Company's and Stronghold's representations and warranties regarding Taxes contained in Section 3(t) of this Agreement shall survive as long as the Company remains statutorily liable for any obligation referenced in
Section 3(t), and

              (b)  the  Company's  representations  and  warranties contained in
Section 3(b) shall survive until the Purchaser and any of its affiliates are no longer holders of any of the Securities purchased hereunder.

     10.  INDEMNIFICATION

              (a) Each of the Company, the Company Insider, Stronghold and the Stronghold Insider (with respect to Section 4(b), 4(e) and 4(p)), jointly and severally, on the one side, and the Purchaser (each in such capacity under this section, the "Indemnifying Party") agrees to indemnify the other party and each
              -------------------
officer, director, employee, agent, partner, stockholder, member and affiliate of such other party (collectively, the "Indemnified Parties") for, and hold each
                                        -------------------
Indemnified Party harmless from and against: (i) any and all damages, losses, claims, diminution in value and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred in connection with any of the following, whether or not involving a third party claim: (a) any misrepresentation or any breach of any warranty made by the Indemnifying Party herein or in any of the other Primary Documents, (b) any breach or non-fulfillment of any covenant or agreement made by the Indemnifying Party herein or in any of the other Primary Documents, or (c) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Indemnifying Party in connection with the sale or issuance of the Series A Preferred Stock or Warrants by the Indemnifying Party to the Indemnified Party (collectively, the "Indemnified Liabilities"). To the extent that the foregoing
                     -----------------------
undertaking by the Indemnifying Party may be unenforceable for any reason, the Indemnifying Party shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

              (b) No indemnification shall be payable in respect of any Indemnified Liability (i) where the claiming Indemnified Party had actual knowledge of or notice of the facts giving rise to (actual knowledge or notice in this Section 10(b) shall mean knowledge or notice arising from the Disclosure Schedules), such Indemnified Liability prior to the First Closing Date or (ii) where such Indemnified Party entered into a settlement of an Indemnified Liability without the prior written consent of the applicable Indemnifying Party.

     11.  NOTICES

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

     COMPANY PRIOR TO THE
     FIRST CLOSING DATE:                  TDT Development, Inc.
                                          140 De Liege O.
                                          Montreal, Quebec, Canada  H2P 1H2
                                          Attention:  Pietro Bortolatti
                                          Telephone:  (866) 827-8836
                                          Facsimile:
                                                    ------------------------

     WITH A COPY TO:                      Kaplan Gottbetter & Levenson, LLP
                                          630 Third Avenue
                                          New York, New York 10017
                                          Attention:  Adam S. Gottbetter
                                          Telephone:  (212) 983-6900
                                          Facsimile:  (212) 983-9210


     PURCHASER:                           Stanford Venture Capital Holdings, Inc
                                          6075 Poplar Avenue
                                          Memphis, TN 38119
                                          Attention: James M. Davis, President
                                          Telephone: (901) 680-5260
                                          Facsimile: (901) 680-5265

     WITH A COPY TO:                      Stanford Financial Group
                                          5050 Westheimer
                                          Houston, TX 77056
                                          Attention: Mauricio Alvarado, Esq.
                                          Telephone: (713) 964-5145
                                          Facsimile: (713) 964-5245

     STRONGHOLD AND THE                   Stronghold Technologies, Inc.
     COMPANY SUBSEQUENT                   777 Terrace Avenue
     TO THE FIRST CLOSING DATE:           Hasbrouck Heights, NJ  07604
                                          Attention:  Christopher J. Carey
                                          Telephone: (201) 727-1400
                                          Facsimile: (201) 288-9414

     WITH A COPY TO:                       Hale and Dorr, LLP
                                           650 College Road East
                                           Princeton, NJ  08540
                                           Attention: Raymond P. Thek, Esq.
                                           Telephone: (609) 750-7648
                                           Facsimile: (609) 750-7700

     12.  GOVERNING LAW; JURISDICTION

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     13.  MISCELLANEOUS

              (a) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

              (b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

              (c) WAIVER. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

              (d) CONSTRUCTION. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

              (e) BINDING EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Series A Preferred Stock and the Warrants.

              (f) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

              (g) ATTORNEYS' FEES. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

              (h) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

              (i) COUNTERPARTS.   This  Agreement  may be signed  in one or more
counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned.




                         [SIGNATURES ON FOLLOWING PAGE]

                             TDT DEVELOPMENT, INC.



                             By: /s/ Pietro Bortolatti
                                -----------------------------------------
                             Name: Pietro Bortolatti
                             Title: President



                              /s/ Pietro Bortolatti
                             --------------------------------------------
                             Pietro Bortolatti, an Individual



                             STANFORD VENTURE CAPITAL HOLDINGS, INC.


                             By:  /s/ James M. Davis
                                 ----------------------------------------
                             Name:  James M. Davis
                             Title:  President and CFO



                             STRONGHOLD TECHNOLOGIES, INC.


                             By:  /s/ Christopher J. Carey
                                -----------------------------------------
                             Name:  Christopher J. Carey
                             Title:  President and CEO



                              /s/ Christopher J. Carey
                             --------------------------------------------
                             Christopher J. Carey, an Individual

                                  EXHIBIT INDEX


EXHIBIT A             CERTIFICATE OF DESIGNATION OF SERIES A  $1.50 CONVERTIBLE
                      PREFERRED STOCK

EXHIBIT B             FORM OF WARRANT

EXHIBIT C             REGISTRATION RIGHTS AGREEMENT

EXHIBIT D             FORM  OF STOCKHOLDERS'  AGREEMENT  BETWEEN PURCHASER AND
                      STRONGHOLD INSIDER

EXHIBIT E             FORM OF LOCK-UP AGREEMENT FOR CERTAIN STOCKHOLDERS

EXHIBIT F             FORM OF PROMISSORY NOTE

EXHIBIT G             FORM OF LEGAL OPINIONS

EXHIBIT H             CLOSING CERTIFICATE

                                 SCHEDULE INDEX

SCHEDULE    DESCRIPTION                                                   PAGE
--------    -----------                                                   ----
                                                                          NUMBER
                                                                          ------

3(a)        Organization
3(b)        Capitalization
3(g)        Financial Statements
3(k)        Compliance With Legal Requirements
3(l)        Absence of Certain Changes
3(m)        Indebtedness to Officers, Directors and Stockholders
3(n)        Relationships With Related Persons
3(o)        Title to Properties; Liens and Encumbrances
3(r)        Absence of Litigation
3(s)        No Default
3(t)        Taxes
3(v)        Contracts; No Defaults
3(x)        Insurance
3(y)        Employees
3(z)        Employee Benefits
3(bb)       Mergers, Acquisitions and Divestitures

4(a)        Organization
4(b)        Capitalization
4(e)        Financial Statements
4(h)        Compliance With Legal Requirements
4(j)        Absence of Certain Changes
4(k)        Indebtedness to Officers, Directors and Stockholders
4(l)        Relationships With Related Persons
4(m)        Title to Properties; Liens and Encumbrances
4(p)        Absence of Litigation
4(q)        No Default
4(r)        Taxes
4(t)        Contracts; No Defaults
4(v)        Insurance
4(w)        Employees
4(x)        Employee Benefits
4(y)        Mergers, Acquisitions and Divestitures